UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

FB Financial Corporation

(Exact name of Registrant as Specified in Charter)

Tennessee	001-37875	62-1216058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, TN 37201

(Address of Principal Executive Offices)

(615) 564-1212

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on February 9, 2017 (the “Original Form 8-K”) amends the Original Form 8-K solely to add Item 3.02 and the disclosure below to the Original Form 8-K. No other changes have been made to the Original Form 8-K. This amendment should be read in conjunction with the Original Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of the Original Form 8-K is incorporated herein by reference. This issuance and sale of the Stock Consideration is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Seller represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

Date: February 13, 2017	By:	/s/ James R. Gordon
James R. Gordon